UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): February 15, 2013

Commission File Number: 000-030813

AlphaRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	98-0177440
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

31/F, Tower One, Times Square
1 Matheson Street, Causeway Bay
Hong Kong, China
(Address of principal executive offices)

Registrant's telephone number, including area code: (852) 2824-8716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2).

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) .

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b)).

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)).

Item 8.01 Other Events.

AlphaRx Inc. (the “Company”) has completed the continuation as a British Virgin Islands company, the shares of the Company will begin trading on the OTCQB Marketplace under a new symbol “ALRXF” on February 19, 2013.

Furthermore, the Company will be deregistered with the State of Delaware as of February 25, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AlphaRx, Inc.

Dated: February 15, 2013	By:	/s/ Michael Lee
Michael Lee, Chief Executive Officer and Director
(Principal Executive Officer)

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